     As filed with the Securities and Exchange Commission on April 11, 2000.

                                                      Registration No. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             -----------------------

                                  KNOLOGY, INC.
               (Exact Name of Issuer as Specified in its Charter)

                 DELAWARE                                 52-242458
      (State or Other Jurisdiction of                  (I.R.S. Employer
       Incorporation or Organization)               Identification Number)

                             1241 O.G. SKINNER DRIVE
                            WEST POINT, GEORGIA 31833
                                 (706) 645-8553
               (Address, including zip code, and telephone number
                         of Principal Executive Offices)


                   KNOLOGY, INC. 1999 LONG-TERM INCENTIVE PLAN
                      KNOLOGY, INC. 1995 STOCK OPTION PLAN
                            (Full Titles of the Plan)

              CHAD S. WACHTER                                COPY TO:
VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY           LAURA G. THATCHER
                KNOLOGY, INC.                           ALSTON & BIRD LLP
          1241 O.G. SKINNER DRIVE                      ONE ATLANTIC CENTER
         WEST POINT, GEORGIA 31833                1201 WEST PEACHTREE STREET, NW
               (706) 645-8553                       ATLANTA, GEORGIA 30309-3424
  (Name, address, including zip code, and                 (404) 881-7546
   telephone number, including area code,
          of agent for service)

                             -----------------------

                         CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------
                                                         Proposed            Proposed
    Title of Securities               Amount to           Maximum             Maximum              Amount of
     to be Registered               be Registered      Offering Price        Aggregate         Registration Fee
                                         (1)              Per Unit        Offering Price
------------------------------------------------------------------------------------------------------------------
 Common Stock, par value $.01         8,000,000          $4.75 (2)         $38,000,000 (2)        $ 10,032.00
------------------------------------------------------------------------------------------------------------------
 Common Stock, par value $.01         6,648,868          $2.42 (3)         $16,090,261 (3)        $  4,248.00
------------------------------------------------------------------------------------------------------------------

(1) Amount to be registered includes 8,000,000 shares to be issued pursuant to the grant or exercise of awards to employees, officers, consultants and directors under the KNOLOGY, Inc. 1999 Long-Term Incentive Plan, and 6,648,868 additional shares under the KNOLOGY, Inc. 1995 Stock Option Plan.
(2) Determined in accordance with Rule 457(h), the registration fee calculation is based on the book value of the Company's Common Stock determined as of March 30, 2000.
(3) Determined in accordance with Rule 457(h), the registration fee calculation is based on the weighted average exercise price of options outstanding under the plan.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         (a) The documents constituting Part I of this Registration Statement will be sent or given to participants in the Plans as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended.

         (b) Upon written or oral request, Knology, Inc. (the "Company") will provide, without charge, the documents incorporated by reference in Item 3 of
Part II of this Registration Statement. The documents are incorporated by reference in the Section 10(a) prospectus. The Company will also provide, without charge, upon written or oral request, other documents required to be delivered to employees pursuant to Rule 428(b). Requests for the above mentioned information should be directed to Chad S. Wachter, Vice President, General Counsel and Secretary, at (706) 645-8553.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") are incorporated herein by reference and are deemed to be a part hereof from the date of the filing of such documents:

         (1) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999;

         (2) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1999;

         (3) All other documents subsequently filed by the Company pursuant to
Section 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or that deregisters all securities that remain unsold.

         Any statement contained in a document incorporated or deemed incorporated herein by reference shall be deemed to be modified or superseded for the purpose of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is, or is deemed to be, incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         The class of Company's securities to be offered is not registered under
Section 12 of the Securities Exchange Act of 1934. The information required by
Item 202 of Regulation S-K is provided by incorporation by reference to the information under "Description of Securities" in Amendment No. 7 to the Company's S-1 Registration Statement (No. 333-89179) as filed on February 4, 2000.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.  Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Under Section 145 of the Delaware corporation law, a corporation may indemnify its directors, officers, employees and agents and its former directors, officers, employees and agents and those who serve, at the corporation's request, in such capacities with another enterprise, against expenses (including attorneys' fees), as well as judgments, fines and settlements in non derivative lawsuits, actually and reasonably incurred in connection with the defense of any action, suit or proceeding in which they or any of them were or are made parties or are threatened to be made parties by reason of their serving or having served in such capacity. The Delaware Corporation Law provides, however, that such person must have acted in good faith and in a manner such person reasonably believed to be in (or not) the best interests of the corporation and, in the case of a criminal action, such person must have had no reasonable cause to believe his or her conduct was unlawful. In addition, the Delaware Corporation Law does not permit indemnification in an action or suit by or in the right of the corporation, where such person has been adjudged liable to the corporation, unless, and only to the extent that, a court determines that such person fairly and reasonably is entitled to indemnity for costs the court deems proper in light of liability adjudication. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended. Our Certificate of Incorporation and our Bylaws contain provisions that further provide for the indemnification of our directors and officers to the fullest extent permitted by the Delaware Corporation Law.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.  Not Applicable.

ITEM 8.  EXHIBITS(1)

         Exhibit Number                    Description
         --------------                    -----------

              4.1 Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 3.1 to Registration Statement on Form S-1/A dated December 27, 1999, File No. 333-89179).

              4.2 Bylaws of the Registrant, as amended (incorporated by reference to Exhibit 3.2 to Registration Statement on Form S-1/A dated December 27, 1999, File No. 333-89179).


-----------
(1)  Exhibits are numbered in accordance with Item 601 of Regulation S-K.

              4.3 Specimen Certificate of Shares of Common Stock, par value $0.01 (incorporated by reference to Exhibit
                             4.1 to Registration Statement on Form S-1/A dated December 27, 1999, File No. 333-89179).

              5              Opinion of Counsel.

             23.1            Consent of Counsel (included in Exhibit 5).

             23.2            Consent of Arthur Andersen LLP.

             24              Power of Attorney (included on signature page).

             99.1 KNOLOGY, Inc. 1999 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.66 to Registration Statement on Form S-1/A dated December 6, 1999, File No. 333-89179).

             99.2 KNOLOGY, Inc. 1995 Stock Option Plan (incorporated by reference to Exhibit 10.65 to Registration Statement on Form S-1/A dated December 6, 1999, File No. 333-89179).


ITEM 9.  UNDERTAKINGS

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i) To include any prospectus required by
Section 10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities being offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 of this
Part II, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                         (signatures on following page)

                                   SIGNATURES


The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant, KNOLOGY, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Point, State of Georgia, on March 31, 2000.


                                         KNOLOGY, INC.


                                         By:      /s/ RODGER L. JOHNSON
                                             -----------------------------------
                                                  Rodger L. Johnson
                                                  President and
                                                  Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Chad S. Wachter, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of March 31, 2000.

              Signatures                      Title
              ----------                      -----

         /s/ RODGER  L. JOHNSON          President, Chief Executive Officer
         ---------------------------     And Director
         Rodger L. Johnson               (Principal Executive Officer)


         /s/ ROBERT K. MILLS             Chief Financial Officer, (Principal
         ---------------------------     Financial and Accounting Officer)
         Robert K. Mills


         /s/ CAMPBELL B. LANIER, III     Chairman of the Board of Directors
         ---------------------------
         Campbell B. Lanier, III

         /s/ RICHARD BODMAN              Director
         ---------------------------
         Richard Bodman


         /s/ ALAN A. BURGESS             Director
         ---------------------------
         Alan A. Burgess


         /s/ DONALD W. BURTON            Director
         ---------------------------
         Donald W. Burton


         /s/ L. CHARLES HILTON, JR.      Director
         ---------------------------
         L. Charles Hilton, Jr.


         WILLIAM H. SCOTT, III           Director
         ---------------------------
         William H. Scott, III



         /s/ DONALD W. WEBBER            Director
         ---------------------------
         Donald W. Webber

                                  EXHIBIT INDEX
                                       TO
                                    FORM S-8


         Exhibit Number                    Description
         --------------                    -----------

              4.1 Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 3.1 to Registration Statement on Form S-1/A dated December 27, 1999, File No. 333-89179).

              4.2 Bylaws of the Registrant, as amended (incorporated by reference to Exhibit 3.2 to Registration Statement on Form S-1/A dated December 27, 1999, File No. 333-89179).

              4.3 Specimen Certificate of Shares of Common Stock, par value $0.01 (incorporated by reference to Exhibit
                             4.1 to Registration Statement on Form S-1/A dated December 27, 1999, File No. 333-89179).

              5              Opinion of Counsel.

             23.1            Consent of Counsel (included in Exhibit 5).

             23.2            Consent of Arthur Andersen LLP.

             24              Power of Attorney (included on signature page).

             99.1 KNOLOGY, Inc. 1999 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.66 to Registration Statement on Form S-1/A dated December 6, 1999, File No. 333-89179).

             99.2 KNOLOGY, Inc. 1995 Stock Option Plan (incorporated by reference to Exhibit 10.65 to Registration Statement on Form S-1/A dated December 6, 1999, File No. 333-89179).